Exhibit 10.16

HF FINANCIAL CORP.

2002 STOCK OPTION AND INCENTIVE PLAN

STOCK OPTION AGREEMENT

HF Financial Corp., a Delaware corporation (the “Company”), hereby grants to «Name», (the “Optionee”), an option (the “Option”) to purchase a total of «Number» shares of Common Stock (the “Shares”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 2002 Stock Option and Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

1.             Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Code.

2.             Exercise Price. The exercise price for each share of Common Stock is the price at which shares subject to this Option may be purchased upon exercise of the Option. The Exercise Price under this Agreement shall be the Market Value (as that term is defined in the Plan) on the date of Grant, «GrantDate», that being «GrantPrice» («Grant»).

3.             Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(i)            Right to Exercise.

(a)           Subject to subsections 3(i)(b), (c), (d) and (e) below, this Option shall be exercisable cumulatively, to the extent of thirty-three and one-third percent (33 1/3%) of the Shares subject to the Option, commencing on June 30, «Vdate1», and an additional thirty-three and one-third percent (33 1/3%) of the Shares subject to the Option each consecutive June 30 as more completely described in Exhibit A.

(b)           This Option may not be exercised for a fraction of a share.

(c)           In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsections 3(i)(d) and (e).

(d)           In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

(e)           To the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by you during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted and (ii) the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(ii)  Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. Until certificates for the Shares are issued to the Optionee, such Optionee shall not have any rights as a Shareholder of the Company.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4.             Optionee’s Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit B. The Company shall not be required to deliver any shares upon exercise of this Option prior to (i) the admission of such shares to listing on any stock exchange on which the shares of Common Stock may then be listed, and (ii) the completion of such registration as the Committee shall determine to be necessary or advisable.

5.             Method of Payment. Payment of the exercise price shall be by (i) cash; (ii) check, bank draft or money order; or (iii) if authorized by the Board of Directors’ Stock Option Committee (the “Committee”), by delivery of (A) Common Stock of the Company (valued at the fair market value thereof on the date of exercise) or (B) a combination of cash and Common Stock. The Committee may, in order to prevent any possible violation of law, require the Exercise Price to be paid in cash.

6.             Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7.             Termination of Status as an Employee. In the event of termination, Optionee may, but only within three months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination (as in the event of Optionee’s termination of employment for cause), or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8.             Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee’s status as an employee as a result of Optionee’s partial or total disability, Optionee may, but only within three months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

9.             Death of Optionee. In the event of the death of Optionee:

(i)            during the term of this Option and while an employee of the Company and having been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, the Option may be exercised in full at any time within one (1) year following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance; or

(ii)           within three months after termination, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

(iii)          the Committee may, in its discretion, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order the amount by which the Market Value per share on the date of exercise shall exceed the Exercise Price, multiplied by the number of shares which can be properly purchased under the Option.

10.           Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the Optionee and his or her personal representatives, heirs, successors and assigns.

11.           Term of Option. This Option may not be exercised after «OptionTerm», and may be exercised only in accordance with the Plan and the terms of this Option.

12.           Early Disposition of Stock. Optionee understands that if he or she disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to Optionee, then Optionee may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition of the number of the Shares sold, the sales price and the date of the sale. Optionee understands that if he or she disposes of such Shares at any time after the expiration of both the two-year and the one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

13.           Effect of Merger Combination or Consolidation. In the event of a merger, combination or consolidation, this Option is subject to the agreement governing such transaction in accordance with Section 13 of the Plan.

14.           Plan Interpretation. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors and, where applicable, the Plan Committee, upon questions arising under the Plan.

15.           Withholding Taxes. As a condition to the issuance of Shares of Common Stock of the Company under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any regular cash compensation payable to Optionee any taxes required to be withheld by the Company under federal or state law as a result of his exercise of this Option.

16.           Notices. Any notice to the Company hereunder shall be delivered or mailed to the Secretary of HF Financial Corp., 225 South Main Avenue, Sioux Falls, South Dakota 57104. Any notice to the Optionee shall be mailed or personally delivered to the address listed below, unless the Company receives notice of an address change.

DATE OF GRANT: «GrantDate»

HF FINANCIAL CORP.

By:
Darrel L. Posegate
Executive Vice President & CFO

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

DATE OF GRANT: «GrantDate»

Optionee:

«Name»
«Title»

Residence Address:

«Street»
«CitySTZIP»

EXHIBIT A

EMPLOYEE OPTION AND VESTING DATA

Name of Employee:     «Name»

Date of Commencement of Employment:     «EmploymentDate»

Number of Shares Subject to Option:     «Number»

Date of Grant:     «GrantDate»

INCENTIVE STOCK OPTION VESTING SCHEDULE

	NO. OF SHARES	NO. OF SHARES
DATE	VESTING	EXERCISABLE

June 30, «Vdate1»	«Vesting1Yr»	«Vesting1»
June 30, «Vdate2»	«Vesting2Yr»	«Vesting2»
June 30, «Vdate3»	«Vesting3Yr»	«Vesting3»

The above vesting schedule assumes continuous employment. Your rights to exercise the unvested portion of your option will cease upon termination of employment. Reference is made to Sections 7, 8 and 9 of this Agreement and Section 7 and 14 of the 2002 Stock Option and Incentive Plan for your rights to exercise the vested portion of your option in the event of termination of employment during lifetime or upon death. The above vesting schedule is in all respects subject to the terms of the Plan.

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:	«Name»

ISSUER:	HF Financial Corp.

SECURITY:	COMMON STOCK

AMOUNT:	«Number» STOCKS

DATE OF GRANT:	«GrantDate»

In connection with the purchase of the Common Stock (“Securities”) of HF FINANCIAL CORP. (the “Company”), the undersigned represents to the Company the following:

(a)           I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”)

(b)           I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c)           I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d)           I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public

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offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things:  (1) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things:  (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e)           I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

DATE OF GRANT: «GrantDate»

Signature of Purchaser:

«Name»
«Title»

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